UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2012

Knology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32647	58-2424258
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1241 O. G. Skinner Drive West Point, Georgia	31833
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 645-8553

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 18, 2012, Knology, Inc., (the “Company”), issued a press release announcing the execution of an Agreement and Plan of Merger, dated as of April 18, 2012 among WideOpenWest Finance, LLC, a Delaware limited liability company (“Parent”), Kingston Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Subsidiary”), and the Company pursuant to which, among other things, Merger Subsidiary will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. Parent and Merger Subsidiary are controlled affiliates of Avista Capital Partners, L.P. A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Additional Information

This report is being filed in respect of the proposed acquisition transaction involving the Company and Parent. The Company will file with the SEC and mail or otherwise provide to its stockholders a proxy statement regarding the proposed acquisition of the Company by Parent. The Company also will be filing other documents with the SEC. Investors and security holders are urged to read the proxy statement and other documents relating to such acquisition when they become available, because they will contain important information. Investors and security holders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at www.knology.com. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Knology, Inc., 1241 O. G. Skinner Drive, West Point, Georgia 31833, Attn: Investor Relations, telephone: (706) 645-8553.

Certain Information Regarding Participants

The Company and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed acquisition of the Company by Parent. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on March 15, 2012, and its definitive proxy statement for the 2011 annual meeting of stockholders, which was filed with the SEC on March 23, 2011. Additional information regarding the interests of such individuals in the proposed acquisition of the Company will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.knology.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following document is filed herewith as an exhibit to this report:

Exhibit Number	Description of Exhibit

99.1	Joint Press Release of Knology, Inc. and WideOpenWest Finance, LLC dated April 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knology, Inc.

Date: April 18, 2012	/s/ Chad S. Wachter
	Name:	Chad S. Wachter
	Title:	Vice President, General Counsel and Secretary
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Joint Press Release of Knology, Inc. and WideOpenWest Finance, LLC dated April 18, 2012